CONSENT OF INDEPENDENT AUDITORS



The Trustees and Shareholders
Evergreen Select Equity Trust


We consent to the use of our report dated March 3, 1997 incorporated by reference herein.


                                        /s/ KPMG Peat Marwick LLP
                                        KPMG Peat Marwick LLP


Boston, Massachusetts
December 12, 1997